Filed pursuant to Rule 497(a)(1)

File No. 333-205405

Rule 482 AD

Oxford Lane Capital Corp. Prices Preferred Stock Offering

Greenwich, CT -- 6/7/2017 – Oxford Lane Capital Corp. (the “Company”) (NasdaqGS: OXLC, OXLCO and OXLCN) today announced that it has priced an underwritten public offering of 2,500,000 shares of its newly designated 6.75% Series 2024 Term Preferred Shares (the “Preferred Stock”) at a public offering price of $25 per share, raising $62.5 million in gross proceeds. The Company has also granted the underwriters a 30-day option to purchase up to 375,000 additional shares of Preferred Stock on the same terms and conditions to cover over-allotments, if any. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on June 14, 2017. The Company has applied to list the Preferred Stock on the NASDAQ Global Select Market and expects trading to commence thereon within 30 days after June 14, 2017 under the symbol “OXLCM.”

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), is acting as the lead book-running manager for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC, and William Blair & Company L.L.C. are acting as the joint book-running managers for the offering. National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (NASDAQ:NHLD), and Wedbush Securities Inc. are acting as co-managers.

The Company intends to use the net proceeds from this offering to redeem all of its outstanding 8.125% Series 2024 Term Preferred Shares, which are redeemable commencing June 30, 2017.  As of June 2, 2017, the Company had approximately $50.5 million in aggregate principal value outstanding of its 8.125% Series 2024 Term Preferred Shares. Any net proceeds from this offering in excess of the amount required to redeem all of the outstanding 8.125% Series 2024 Term Preferred Shares will be used for acquiring investments in accordance with the Company’s investment objective and strategies, general working capital purposes and/or to redeem a portion of its outstanding 7.50% Series 2023 Term Preferred Shares.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The Preferred Stock will be offered and sold pursuant to the Company’s shelf registration statement relating to such securities on file with and declared effective by the Securities and Exchange Commission. The offering of the Preferred Stock may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Ladenburg Thalmann, Attn: Syndicate Department, 277 Park Ave, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); BB&T Capital Markets, a division of BB&T Securities, LLC, at 901 East Byrd Street, 3rd Floor, Richmond, VA 23219 Attn: Syndicate Dept. or via email request: prospectusrequests@bbandtcm.com; or William Blair & Company, L.L.C., Attention: Prospectus Department, 222 West Adams Street, Chicago, IL 60606, or by telephone at 1-800-621-0687 or email at prospectus@williamblair.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated June 5, 2017, and accompanying prospectus, dated August 23, 2016, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It currently seeks to achieve its investment objective of maximizing total return by investing in securitization vehicles which, in turn, primarily invest in senior secured loans made to companies whose debt is unrated or is rated below investment grade.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, unless required to do so by law.

Contact:

Bruce Rubin

203-983-5280